UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2011 (December 19, 2011)

LAREDO PETROLEUM HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 1800, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 20, 2011, Laredo Petroleum Holdings, Inc. (the “Company”) completed its initial public offering (the “Offering”) of 20,125,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), at a price to the public of $17.00 per share of Common Stock pursuant to a Registration Statement on Form S-1, as amended (File No. 333-176439), initially filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on August 24, 2011, including a prospectus (the “Prospectus”) filed with the Commission on December 15, 2011 pursuant to Rule 424(b).

Supplement No. 1 to the Third Amended and Restated Security Agreement and Third Amended and Restated Guaranty

On December 19, 2011, the Company entered into Supplement No. 1 to Third Amended and Restated Security Agreement and Third Amended and Restated Guaranty (“Supplement No. 1”) with Laredo Petroleum, Inc. (“Laredo Inc.”), the Company and the other guarantors signatories thereto and Wells Fargo Bank, N.A., as administrative agent, pursuant to which the Company agreed to be bound by the security agreement and the guaranty, each relating to Laredo Inc.’s $1 billion revolving credit facility which will mature on July 1, 2016.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of Supplement No. 1, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Second Supplemental Indenture

On December 19, 2011, after the Company’s entry into Supplement No. 1, but prior to the closing of the Merger (as defined below) and the Offering, the Company entered into a second supplemental indenture (the “Second Supplemental Indenture”) with Laredo Inc., the guarantors listed on Schedule A thereto and Wells Fargo Bank, N.A., as trustee (the “Trustee”), pursuant to which the Company was added as a guarantor under the Indenture dated as of January 20, 2011 among Laredo Inc., the guarantors listed on Schedule A thereto and the Trustee (as supplemented from time to time, the “Indenture”) providing for the issuance of 9½% senior notes due 2019 (the “Notes”) by Laredo Inc. and the Company became a guarantor of the Notes, which have a principal aggregate amount outstanding of $550,000,000.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Second Supplemental Indenture, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Third Supplemental Indenture

On December 19, 2011, after the Company’s entry into Supplement No. 1 and the Second Supplemental Indenture, but prior to the closing of the Merger and the Offering, the Company entered into a third supplemental indenture (the “Third Supplemental Indenture”) with Laredo Inc., the guarantors listed on Schedule A thereto and the Trustee, pursuant to which the Company agreed to assume all of the obligations of the parent guarantor under the Indenture upon effectiveness of the Merger.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Third Supplemental Indenture, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Merger Agreement

On December 19, 2011, after the Company’s entry into Supplement No. 1, the Second Supplemental Indenture and Third Supplemental Indenture, but prior to the closing of the Offering, the Company entered into a merger agreement (“Merger Agreement”) with Laredo Petroleum, LLC, a Delaware limited liability company (“Laredo LLC”), pursuant to which Laredo LLC merged with and into the Company (the “Merger”), with the Company surviving the Merger.  Pursuant to the Merger Agreement, all issued and outstanding preferred equity units of Laredo LLC and certain series of incentive units of Laredo LLC were exchanged for shares of Common Stock of the Company in accordance with the Second Amended and Restated Limited Liability Company Agreement of Laredo LLC (the “LLC Agreement”).  The transactions contemplated by the Merger Agreement were consummated on December 19, 2011. Upon completion of the Merger, the LLC Agreement was no longer in effect.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Laredo Petroleum Holdings, Inc. 2011 Omnibus Equity Incentive Plan

The description of the Plan provided under Item 5.02 of this Current Report on Form 8-K (and as defined therein) is incorporated in this Item 1.01 by reference. A copy of the Plan is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Registration Rights Agreement

On December 20, 2011, in connection with the closing of the Offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with affiliates of Warburg Pincus LLC (“Warburg Pincus”) and the other former unitholders of Laredo LLC (together with Warburg Pincus, the “Holders”).  The Registration Rights Agreement requires the Company to file, within 30 days of receipt of a demand notice issued by Warburg Pincus, a registration statement with the Commission permitting the public offering of registrable securities. In addition, the Registration Rights Agreement grants the Holders the right to join the Company, or “piggyback”, in certain circumstances, if the Company is selling its Common Stock in an offering at any time after the Offering.  The Registration Rights Agreement also includes customary provisions dealing with indemnification, contribution and allocation of expenses.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, which is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Indemnification Agreements

In connection with the closing of the Offering, the Company entered into Indemnification Agreements (“Indemnification Agreements”) with each of its officers and directors (each, an “Indemnitee”).  Each Indemnification Agreement provides, among other things, that the Company will, to the fullest extent permitted by applicable law, indemnify and hold harmless an Indemnitee against all losses and expenses that an Indemnitee reasonably incurs in connection with certain proceedings that relate to or are by reason of an Indemnitee’s service as a director or officer, as applicable, or in any other capacity for the Company or its subsidiaries at the request of Company.  Under the Indemnification Agreements, in specified circumstances, the Company must advance payment of expenses to an Indemnitee, including reasonable attorneys’ fees, in connection with certain proceedings.  The Indemnification Agreements also provide that the Company must use its reasonable efforts to maintain specified insurance policies and coverages.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The descriptions of Supplement No. 1, the Second Supplemental Indenture and Third Supplemental Indenture provided above under Item 1.01 are incorporated in this Item 2.03 by reference. A copy of Supplement No. 1, the Second Supplemental Indenture and Third Supplemental Indenture are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02.  Unregistered Sale of Equity Securities.

On December 19, 2011, in connection with the Merger, the Company issued an aggregate of approximately 107,500,000 shares of Common Stock to the prior unitholders of Laredo LLC in exchange for an aggregate of 215,236,554 equity units in Laredo LLC. Such issuance was exempt from the registration requirements pursuant to Sections 3(a)(9) and 4(2) of the Securities Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   On December 20, 2011, upon the closing of the Offering, the Laredo Petroleum Holdings, Inc. 2011 Omnibus Equity Incentive Plan (the “Plan”) became effective.  Under the Plan, awards of stock options, including both incentive stock options and nonstatutory stock options, stock appreciation rights, restricted stock and restricted stock units, stock bonus awards and performance compensation awards may be granted to current and future employees, consultants and directors of the Company and its subsidiaries, provided that incentive stock options may be granted only to employees.  Subject to adjustment for certain corporate events, 10,000,000 shares is the maximum number of shares of Common Stock authorized and reserved for issuance under the Plan.

The foregoing description is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation of Laredo Petroleum Holdings, Inc.

On December 19, 2011, immediately prior to the consummation of the Merger, the Company amended and restated its Certificate of Incorporation (as so amended and restated, the “Certificate of Incorporation”).  A description of the Certificate of Incorporation is contained in the Prospectus in the section entitled “Description of capital stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are not complete and each is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Amended and Restated Bylaws of Laredo Petroleum Holdings, Inc.

On December 19, 2011, immediately prior to the consummation of the Merger, the Company amended and restated its Bylaws (as amended, the “Bylaws”).  A description of the Bylaws is contained in the Prospectus in the section entitled “Description of capital stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are not complete and each is qualified in its entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 7.01.  Regulation FD Disclosure.

On December 20, 2011, the Company announced the completion of the Merger and the Offering.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and between Laredo Petroleum, LLC and Laredo Petroleum Holdings, Inc. dated as of December 19, 2011
3.1	Amended and Restated Certificate of Incorporation of Laredo Petroleum Holdings, Inc.
3.2	Amended and Restated Bylaws of Laredo Petroleum Holdings, Inc.
10.1

Supplement No. 1 to Third Amended and Restated Security Agreement and Third Amended and Restated Guaranty dated as of December 19, 2011 by and among Laredo Petroleum Holdings, Inc., Laredo Petroleum, Inc., the guarantors signatories thereto and Wells Fargo Bank, N.A., as administrative agent

10.2

Second Supplemental Indenture dated as of December 19, 2011 among Laredo Petroleum, Inc., Laredo Petroleum Holdings, Inc., the guarantors listed on Schedule A thereto and Wells Fargo Bank, National Association, as trustee

10.3

Third Supplemental Indenture dated as of December 19, 2011 among Laredo Petroleum, Inc., Laredo Petroleum Holdings, Inc., the guarantors listed on Schedule A thereto and Wells Fargo Bank, National Association, as trustee

10.4#	Laredo Petroleum Holdings, Inc. 2011 Omnibus Equity Incentive Plan

10.5	Form of Registration Rights Agreement dated December 20, 2011 among Laredo Petroleum Holdings, Inc. and the signatories thereto
10.6	Form of Indemnification Agreement between Laredo Petroleum Holdings, Inc. and each of the officers and directors thereof
99.1	Press release dated December 20, 2011

# Compensatory plan, contract or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM HOLDINGS, INC.

Date: December 22, 2011	By:	/s/ Kenneth E. Dornblaser
Kenneth E. Dornblaser
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and between Laredo Petroleum, LLC and Laredo Petroleum Holdings, Inc. dated as of December 19, 2011
3.1	Amended and Restated Certificate of Incorporation of Laredo Petroleum Holdings, Inc.
3.2	Amended and Restated Bylaws of Laredo Petroleum Holdings, Inc.
10.1

Supplement No. 1 to Third Amended and Restated Security Agreement and Third Amended and Restated Guaranty dated as of December 19, 2011 by and among Laredo Petroleum Holdings, Inc., Laredo Petroleum, Inc., the guarantors signatories thereto and Wells Fargo Bank, N.A., as administrative agent

10.2

Second Supplemental Indenture dated as of December 19, 2011 among Laredo Petroleum, Inc., Laredo Petroleum Holdings, Inc., the guarantors listed on Schedule A thereto and Wells Fargo Bank, National Association, as trustee

10.3

Third Supplemental Indenture dated as of December 19, 2011 among Laredo Petroleum, Inc., Laredo Petroleum Holdings, Inc., the guarantors listed on Schedule A thereto and Wells Fargo Bank, National Association, as trustee

10.4#	Laredo Petroleum Holdings, Inc. 2011 Omnibus Equity Incentive Plan
10.5	Form of Registration Rights Agreement dated December 20, 2011 among Laredo Petroleum Holdings, Inc. and the signatories thereto
10.6	Form of Indemnification Agreement between Laredo Petroleum Holdings, Inc. and each of the officers and directors thereof
99.1	Press release dated December 20, 2011

# Compensatory plan, contract or arrangement